________________________________________________________________________________________________________________________________
Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, August 8, 2018 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES 2018 SECOND QUARTER RESULTS

New Hartford, NY- August 8, 2018 -- PAR Technology Corporation (NYSE: PAR) today announced its results for its second quarter ended June 30, 2018.

Summary of Fiscal 2018 Second Quarter and Year-to-Date Financial Results

•	Revenues were reported at $52.6 million for the second quarter of 2018, compared to $62.3 million for the same period in 2017, a 15.6% decrease.

•
GAAP net loss for the second quarter of 2018 was $1.3 million, or $0.08 loss per diluted share, a decrease from the GAAP net income of $2.0 million, or $0.12 earnings per diluted share reported for the same period in 2017.

•
Non-GAAP net loss for the second quarter of 2018 was $0.7 million, or $0.04 loss per diluted share, compared to non-GAAP net income of $2.6 million, or $0.16 earnings per diluted share, for the same period in 2017.

•	Revenues were reported at $108.2 million for the first six months of 2018, compared to $128.1 million for the same period in 2017, a 15.5% decrease.

•
GAAP net loss for the first six months of 2018 was $1.3 million, or $0.08 loss per diluted share, a decrease from the GAAP net income of $3.4 million, or $0.21 earnings per diluted share reported for the same period in 2017.

•
Non-GAAP net income for the first six months of 2018 was $0.0 million, or $0.00 per diluted share, compared to non-GAAP net income of $4.9 million, or $0.30 earnings per diluted share, for the same period in 2017.

A reconciliation and description of non-GAAP financial measures to corresponding GAAP financial measures are included in the tables at the end of this press release.

PAR Technology’s CEO & President, Dr. Donald H. Foley commented, “Over the past several quarters, we have made substantial investments in our Brink development, as well as our Brink sales and marketing teams, as we continue the transition to a software led solutions company. This quarter is no different. As evidence, our SaaS revenues increased 66% over the same quarter last year. Our Government segment had another strong quarter as revenues increased 22% over the same period in 2017 and we reported contract margins of 11.7% in the quarter.”

Conference Call.

There will be a conference call at 4:30 p.m. (Eastern) on August 8, 2018, during which the Company’s management will discuss the financial results for the second quarter ended June 30, 2018.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting the Company’s website at www.partech.com/about-us/investors.  Alternatively, listeners may access an archived version of the presentation call after 7:30 p.m. on August 8, 2018 through August 15, 2018 by dialing 855-859-2056 and using conference ID 9787478.

About PAR Technology Corporation.

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol “PAR”. PAR’s Restaurant/Retail segment has been a leading provider of restaurant and retail technology for more than 35 years. PAR offers management technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains. PAR products can be found in retailers, cinemas, cruise lines, stadiums, and food service companies. PAR’s Government segment is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. For more information visit http://www.partech.com/about-us/investors or connect with us on  Facebook and Twitter.

Forward-Looking Statements.

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements appear throughout this press release, including express or implied forward-looking statements relating to our expectations regarding anticipated financial performance, customer and product opportunities, and assumptions as to future events. Forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those contemplated in these statements. Factors that could cause actual results to differ materially, include: delays in new product development and/or product introduction; changes in customer base and product, and service demands, including changes in product or service demands by the two customers from whom a significant portion of our revenue is derived; risks associated with the internal investigation into conduct at our China and Singapore offices, including sanctions and fines that may be imposed by the U.S. Department of Justice, the Securities and Exchange Commission (“SEC”), and other governmental authorities; and the other risk factors discussed in our most recent Annual Report on Form 10-K and other filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

About Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as set forth in the reconciliation tables below, are provided because management uses these non-GAAP financial measures in evaluating the results of the Company's continuing operations and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The Company's results of operations are impacted by certain non-recurring charges, including equity based compensation, acquisition related expenditures, expense relating to the internal investigation into conduct in China and Singapore and the SEC subpoena, and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its operating expenses, operating income, net earnings and diluted earnings per share to remove non-recurring charges provides a useful perspective with respect to our operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated.  While the Company believes the adjustments provide a useful comparison, the reconciliations of non-GAAP financial measures to corresponding GAAP measures should be carefully evaluated.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(Unaudited)

Assets	June 30, 2018	December 31, 2017
Current assets:
Cash and cash equivalents	$8,678	$6,600
Accounts receivable-net	33,418	30,077
Inventories-net	26,748	21,746
Other current assets	4,179	4,209
Total current assets	73,023	62,632
Property, plant and equipment – net	11,877	10,755
Deferred income taxes	14,170	13,809
Goodwill	11,051	11,051
Intangible assets – net	12,504	12,070
Other assets	4,590	4,307
Total Assets	$127,215	$114,624
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$183	$195
Borrowings of line of credit	5,841	950
Accounts payable	21,072	14,332
Accrued salaries and benefits	6,153	6,275
Accrued expenses	2,775	3,926
Customer deposits and deferred service revenue	11,236	10,241
Other current liabilities	3,000	—
Total current liabilities	50,260	35,919
Long-term debt	101	185
Deferred revenue	4,783	2,668
Other long-term liabilities	3,380	6,866
Total liabilities	58,524	45,638
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	—	—
Common stock, $.02 par value, 29,000,000 shares authorized; 17,885,159 and 17,677,161 shares issued, 16,177,050 and 15,969,052 outstanding at June 30, 2018 and December 31, 2017, respectively	357	354
Capital in excess of par value	49,508	48,349
Retained earnings	28,294	29,549
Accumulated other comprehensive loss	(3,632)	(3,430)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders’ equity	68,691	68,986
Total Liabilities and Shareholders’ Equity	$127,215	$114,624

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net revenues:
Product	$20,883	$32,682	$47,207	$69,888
Service	13,944	15,034	27,140	29,377
Contract	17,744	14,545	33,885	28,861
	52,571	62,261	108,232	128,126
Costs of sales:
Product	15,339	24,389	34,779	51,961
Service	10,205	10,397	19,752	20,872
Contract	15,667	12,909	30,494	25,656
	41,211	47,695	85,025	98,489
Gross margin	11,360	14,566	23,207	29,637
Operating expenses:
Selling, general and administrative	9,020	8,917	17,620	18,527
Research and development	3,222	2,653	6,090	5,632
Amortization of identifiable intangible assets	242	242	483	483
	12,484	11,812	24,193	24,642
Operating (loss) income from continuing operations	(1,124)	2,754	(986)	4,995
Other (expense) / income, net	(384)	54	(335)	(194)
Interest expense, net	(78)	(13)	(119)	(45)
(Loss) income from continuing operations before provision for income taxes	(1,586)	2,795	(1,440)	4,756
Benefit from / (provision for) income taxes	263	(818)	185	(1,515)
(Loss) income from continuing operations	(1,323)	1,977	(1,255)	3,241
Discontinued operations
Income from discontinued operations (net of tax)	—	—	—	183
Net (loss) income	$(1,323)	$1,977	$(1,255)	$3,424
Basic Earnings per Share:
(Loss) income from continuing operations	(0.08)	0.12	(0.08)	0.20
Income from discontinued operations	—	—	—	0.01
Net (loss) income	$(0.08)	$0.12	$(0.08)	$0.21
Diluted Earnings per Share:
(Loss) income from continuing operations	(0.08)	0.12	(0.08)	0.20
Income from discontinued operations	—	—	—	0.01
Net (loss) income	$(0.08)	$0.12	$(0.08)	$0.21
Weighted average shares outstanding
Basic	16,330	15,919	15,993	15,893
Diluted	16,330	16,179	15,993	16,146

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share and per share data)
(Unaudited)

	For the three months ended June 30, 2018			For the three months ended June 30, 2017
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	$52,571	$—	$52,571	$62,261	$—	$62,261
Costs of sales	41,211	—	41,211	47,695	—	47,695
Gross margin	11,360	—	11,360	14,566	—	14,566
Operating Expenses:
Selling, general and administrative	9,020	641	8,379	8,917	671	8,246
Research and development	3,222	—	3,222	2,653	—	2,653
Acquisition amortization	242	242	—	242	242	—
Total operating expenses	12,484	883	11,601	11,812	913	10,899
Operating (loss) income from continuing operations	(1,124)	883	(241)	2,754	913	3,667
Other (expense) income, net	(384)	—	(384)	54	—	54
Interest expense, net	(78)	—	(78)	(13)	—	(13)
(Loss) income from continuing operations before provision for income taxes	(1,586)	883	(703)	2,795	913	3,708
Benefit from / (provision for) income taxes	263	(212)	51	(818)	(338)	(1,156)
(Loss) income from continuing operations	(1,323)	671	(652)	1,977	575	2,552
Income from discontinued operations, (net of tax)	—	—	—	—	—	—
Net (loss) income	(1,323)		(652)	1,977		2,552
(Loss) income per diluted share from continuing operations	(0.08)		(0.04)	0.12		0.16
Income per diluted share from discontinuing operations	0.00		0.00	0.00		0.00
(Loss) income per diluted share	$(0.08)		$(0.04)	$0.12		$0.16

During the second quarter of 2018, the Company recorded $314,000 of expenses related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena. Additionally, $250,000 of equity based compensation charges were recorded during the second quarter of 2018. There were $77,000 of severance expenses recorded in the second quarter related to the closing of the Company's facility in France. The Company recognized amortization of acquired intangible assets of $242,000 related to the Company’s 2014 acquisition of Brink Software, Inc ("Brink"). The benefit from income tax was decreased by 24%, or $212,000, to reflect the tax impact from non-GAAP adjustments.

During the second quarter of 2017, the Company recorded charges within selling, general and administrative of $605,000 related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena. In addition, $5,000 of expenses related to the implementation of a new ERP system, and $61,000 of equity based compensation charges were recorded during the second quarter of 2017. The Company recognized amortization of acquired intangible assets of $242,000 related to the

Company’s acquisition of Brink. The provision for income tax was increased by 37%, or $338,000, to reflect the tax impact from non-GAAP adjustments.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share and per share data)
(Unaudited)

	For the six months ended June 30, 2018			For the six months ended June 30, 2017
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	$108,232	$—	$108,232	$128,126	$—	$128,126
Costs of sales	85,025	—	85,025	98,489	—	98,489
Gross margin	23,207	—	23,207	29,637	—	29,637
Operating Expenses:
Selling, general and administrative	17,620	1,119	16,501	18,527	1,855	16,672
Research and development	6,090	—	6,090	5,632	—	5,632
Acquisition amortization	483	483	—	483	483	—
Total operating expenses	24,193	1,602	22,591	24,642	2,338	22,304
Operating (loss) income from continuing operations	(986)	1,602	616	4,995	2,338	7,333
Other expense, net	(335)	—	(335)	(194)	—	(194)
Interest expense, net	(119)	—	(119)	(45)	—	(45)
(Loss) income from continuing operations before provision for income taxes	(1,440)	1,602	162	4,756	2,338	7,094
Benefit from / (provision for) income taxes	185	(384)	(199)	(1,515)	(865)	(2,380)
(Loss) income from continuing operations	(1,255)	1,218	(37)	3,241	1,473	4,714
Income from discontinued operations, (net of tax)	—	—	—	183	—	183
Net (loss) income	(1,255)		(37)	3,424		4,897
(Loss) income per diluted share from continuing operations	(0.08)		0.00	0.20		0.29
Income per diluted share from discontinuing operations	0.00		0.00	0.01		0.01
(Loss) income per diluted share	$(0.08)		$0.00	$0.21		$0.30

During the six months ended June 30, 2018, the Company recorded $611,000 of expenses related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena. Additionally, $431,000 of equity based compensation charges were recorded during the first six months of 2018. There were $77,000 of severance expenses recorded in the first six months of 2018 related to the closing of the Company's facility in France. The Company recognized amortization of acquired intangible assets of $483,000 related to the Company’s 2014 acquisition of Brink. The benefit from income tax was decreased by 24%, or $384,000, to reflect the tax impact from non-GAAP adjustments.

During the six months ended June 30, 2017, the Company recorded charges within selling, general and administrative of $1,567,000 related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC subpoena, and $21,000 of legacy charges related to the Company’s former chief financial officer’s unauthorized transfers of Company funds. In addition, $29,000 of expenses related to the implementation of a new ERP system, and $238,000 of equity based compensation charges were recorded during the six months ended June 30, 2017. The Company recognized amortization of acquired intangible assets of $483,000 related to the Company’s acquisition of Brink. The benefit from income tax was increased by 37%, or $865,000, to reflect the tax impact from non-GAAP adjustments.